HEDGING INSTRUMENTS	6 Months Ended
Jun. 30, 2013
HEDGING INSTRUMENTS [Abstract]
HEDGING INSTRUMENTS
NOTE 7:	HEDGING INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and other payments that are denominated in NIS, the Company has entered into foreign currency derivative contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, "Derivatives and Hedging", as amended, and are considered highly effective as hedges of these expenses.

During the six months ended June 30, 2013 and 2012, the Company recognized net income (loss) of $ 1,738 and $ (604), respectively, related to the effective portion of its hedging instruments. The effective portion of the hedged instruments has been included as an offset (addition) of payroll expenses and other operating expenses in the statement of operations.

The ineffective portion of the hedged instrument amounted to $ 18 and $ (21) during the six months ended June 30, 2013 and 2012, respectively and has been recorded as a financial income (loss).

Total amount reclassified out of accumulated other comprehensive income (loss) to the statement of operations during the six months ended June 30, 2013 and 2012 was $ 1,756 and $ (625), respectively.

In accordance with ASC 820, "Fair Value Measurement and Disclosure", foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. As of June 30, 2013 and December 31, 2012, the fair value of the hedging instruments in the Company's balance sheet constitute assets of approximately $ 33 and $ 1,363, respectively, expected to be reclassified during the following year.